UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   August 1, 2006

General Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-32845	32-0163571
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

260 South Los Robles, Suite 217 Pasadena, California		91101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (626) 584-9722

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 1, 2006, the Audit Committee of General Finance Corporation (“GFN” or the “Company”) dismissed LaRue, Corrigan & McCormick LLP (“LCM”) as the Company’s independent auditors.

GFN was incorporated on October 14, 2005. LCM audited the Company’s financial statements as of October 19, 2005, as of December 31, 2005 and as of April 10, 2006 (the closing of the Company’s initial public offering). LCM’s opinions on the financial statements as of October 19, 2005 and as of December 31, 2005 both contained a “going concern” qualification due to the Company’s need to complete a successful public offering and acquire an operating business to generate revenue.

LCM’s opinion on the financial statements as of April 10, 2006 (after completion of the initial public offering) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Since October 14, 2005 and through August 1, 2006: (i) the Company had no disagreements with LCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of LCM, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) LCM did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

The Company provided LCM with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of LCM’s letter, dated August 3, 2006, stating its agreement with such statements.

Effective August 1, 2006, the Company engaged Grobstein, Horwath & Company LLP (“GHC”) as its independent auditors to audit its financial statements for its fiscal year ending December 31, 2006. The Audit Committee of the Company approved the appointment of GHC. Prior to such engagement, the Company did not consult with GHC regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor advice was provided to the Company that GHC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c). Exhibit 16. Letter from LaRue, Corrigan & McCormick LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2006	GENERAL FINANCE CORPORATION

	By:	/s/ John O. Johnson
John O. Johnson Chief Operating Officer